Offerings - Offering: 1	Aug. 05, 2025 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 174,050,793.86
Fee Rate	0.01531%
Amount of Registration Fee	$ 26,647.18
Offering Note	Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the offer to purchase up to 9,272,818 Class S Units of North Haven Private Income Fund LLC at a price equal to $18.77 per unit, which represents the Company’s net asset value as of June 30, 2025.Calculated at $153.10 per $1,000,000 of the transaction value.